CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No.
33-69882.

                                  					ARTHUR ANDERSEN LLP
Indianapolis, Indiana,
March 25, 1998.